KALMAR
    POOLED
INVESTMENT
     TRUST
----------

                                [GRAPHIC OMITTED]


                           KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND
                                                       ANNUAL REPORT
                                                   DECEMBER 31, 1999

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

"Growth-with-Value"
    Small Cap Fund

                                                          REPORT FROM MANAGEMENT

DEAR FELLOW SHAREHOLDERS & FRIENDS:

The year 1999 was certainly one for the record books, and a good one to end the Millennium on, as titularly all the major U.S. stock market indexes finished at record highs. Even the Russell 2000 Index of small capitalization stocks in the last moments of 1999 finally moved above its long-elusive high set back in April 1998 -- and marginally beat the S&P 500 for the first year since 1993. What finally pushed the Russell into new high ground, however, was not broad-based strength across many sectors, but a narrow powerful move in its technology component only.

Technology stocks dominated all market indexes. This can be seen most evidently in the NASDAQ Composite, whose giant technology representation elevated it to a whopping 86% gain, the all time record yearly gain for any major index. Its 1999 surge was that much more stunning because it followed right on the heels of its tech-driven 40% gain in 1998.

Highlighting the dramatic influence of the very largest market cap stocks on investment performance over the last few years, note that the NASDAQ 100 (the top 100 stocks by market cap from the NASDAQ) soared an even more stunning 102% in 1999, following a huge 85% gain in 1998. This represents an unparalleled total two year gain of 274%. While awesome, it serves to emphasize that most everything else except "New Economy" plays, techs, and mega-caps dragged far, far, far behind.

BIG PICTURE OUTLOOK

Supporting equity market strength, the fundamental economic backdrop remains very positive. The exception is rising interest rates -- long term rates, for instance, advanced from just over 5% in January 1999 to 6.5% at year end, and even further to 6.7% today. Surprisingly strong non-inflationary U.S. growth, reviving world economies, and solid progress toward democracy, capitalism, globalization, and peace contributed to a remarkable decade of rising U.S. prosperity and virtually unchallenged technological and world leadership. Buoyant consumer spending, record employment, Federal and State budget surpluses, personal and national confidence, rising technology-driven productivity, and explosive early growth of the Internet: all lead to the most rewarding five years in the history of major U.S. market indexes. Writ large, it's hard to imagine how things could get much better, so enjoy!

At the same time, though, recognize that the challenges facing the thoughtful investor today are far from trivial. To successfully mine the information age opportunities presented by this fruitful environment, while guarding against the risks of market over-enthusiasm and potential negative fundamental change factors could be quite a tricky task.

Indeed, the most telling tug of war within the market will likely be between gradual inflation up-creep, the risks of further increases in interest rates, and the mania-driven valuation extremes of the technology leadership that has so dominated this narrow market VERSUS the moderate valuation of most stocks (small caps particularly), strong and growing corporate earnings, and the positive cash flow and supply/demand for equities. Based on its success to date, we remain hopeful about the ability of the Federal Reserve to engineer a soft landing slow down and, thus, maintain the "Goldilocks economy". But we are increasingly nervous about market risk related to the wild public and professional speculation that is driving the technology sectors generally, and New Economy and Internet stocks in particular.

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                             REPORT FROM MANAGEMENT -- CONTINUED

Given that the public is involved up to its eyeballs in the raciest aspects of this speculation (both directly and through ever more aggressively managed mutual funds), and that the wealth effect from the rising stock market has had a decidedly stimulative impact on the U.S. economy, we worry about the negative rub off from a serious break in the NASDAQ. Both the overall market and, by extension, the U.S. economy could be hurt substantially if the apparent technology market bubble bursts. Really, except for the inflation in financial assets (read that, the booming stock market), at this juncture it is hard to identify other economic excesses that seem likely to cause real trouble.

RECENT MARKET BEHAVIOR AND PERFORMANCE

One can better understand the investment challenges for the year 2000 by considering the very divided nature of the market as seen in the fourth quarter and the year just ended.

After a two quarter stretch from April through September, during which the market broadened (and during which Kalmar outperformed all the market benchmarks we are normally compared to), the market returned in the fourth quarter with a vengeance to its bifurcated, ever narrower, ever more momentumized behavior of recent years. As such, the concluding quarter of 1999 was much like the beginning quarter, extremely narrow and dominated by New Economy technology stocks. Indeed, in excess of 100% of the year's Russell 2000 appreciation came from the technology sector broadly defined, meaning that all other sectors taken together were NET DOWN. And within technology, the great preponderance of the appreciation came from those stocks with the biggest cap sizes, the most extreme -- often entirely unprecedented -valuations, and from negative-earnings "story stocks".

This can be seen in the extreme  return  divergence  (BY FAR AND AWAY THE WIDEST
EVER) between the Russell 2000 Value and Growth indices for the Fourth Quarter and for the Year. Valuation sensitive managers like Kalmar, who didn't abandon their investment philosophies AND who remained diversified, couldn't win in the fourth quarter -- or in the year for that matter. Under the circumstances, and given the sensible lower risk parameters of our proven investment disciplines, we did a good job.

                            FOURTH QUARTER        SIX MONTHS         1999 YEAR         INCEPTION TO DATE
TOTAL RETURN             9/30/99 TO 12/31/99 6/30/99 TO 12/31/99 12/31/98 TO 12/31/99  4/11/97 TO 12/31/99
------------             ------------------- ------------------- --------------------  -------------------
Kalmar Small Cap Fund             12.03%              6.01%              6.01%              43.25%
Lipper Small Cap Index            18.96%             13.88%             20.17%              49.08%
Russell 2000                      18.44%             10.96%             21.26%              51.28%
---------------------------------------------------------------------------------------------------------
Russell 2000 Value                 1.53%             (6.36%)            (1.49%)             20.56%
Russell 2000 Growth               33.41%             26.84%             43.09%              81.22%
---------------------------------------------------------------------------------------------------------
S&P 500 Index                     14.94%              7.75%             21.03%             101.69%

To the exclusion of most other stocks, technology names went into hyperdrive in late October, blasting through to year end. Of these, Internet and related New Economy stocks were propelled just that much further into intergalactic outer space. These parabolic price moves appear to be part of a classic mania-driven sectoral blow-off, fed by unprecedented IPO speculation. Fully acknowledging the revolutionary impact of the Internet and the exciting technologies and companies involved, it appears that investment realism has increasingly been suspended -- as investor infatuation with New Era promise has overwhelmed common sense.

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                             REPORT FROM MANAGEMENT -- CONTINUED

Indeed, the mantle of "investment role model" seems to have transferred from the professional investor and security analyst to the public IPO speculator, with the public plungers now instructing the pros. In any case, somehow an unbridled form of "New Paradigm" Momentum investing has been legitimized! We'd be surprised if the just dessert from this enormously risky style shift by many investment managers doesn't come home to roost before the year 2000 ends. All else aside, much of the hot stuff appears priced for truly unattainable future expectations. And, the initial public offering market has gone beyond tulip bulb crazy. In many cases there appears to be a clear disconnect between stock price and any reasonable hope for the fundamentals.

PERFORMANCE ATTRIBUTION

Remembering that Kalmar does not invest with a rotational top-down sectoral style or rapidly shift our sector weightings around, for the fourth quarter versus our benchmark the Russell 2000 we were: Disadvantaged by our under-weighting in Healthcare and our over-weighting in Energy. (Our growth Exploration & Production company stocks suffered because of natural gas price weakness resulting from unseasonal record warmth.) Helped by our over-weighting in Producer Durables and by our under-weighting in Financial Services. (In a period of rising interest rates good stock picking actually produced positive Financial Services return versus the negative sector return.) But most conspicuously handicapped by our avoidance of extreme valuation and negative earnings stocks, particularly tech and Internet-related names, despite our Technology sector weighting that was comparable to the Russell 2000. By our reckoning, this factor accounted for well over 5% of our 7% relative shortfall to the Russell 2000 in the quarter. In the same way, we were very handicapped in the first quarter's highly divided, speculative market. In the intervening two quarters when the market broadened and behaved less aberrantly, Kalmar outperformed.

INVESTMENT STRATEGY AND PORTFOLIO MANAGEMENT

As to our investment strategy, in keeping with the robust demand outlook and increasing technology contribution to the world economy, Kalmar continues to raise portfolio exposure to computer and communications technologies, innovative business equipment & services, and productivity capital goods providers, while importantly remaining well diversified in portfolios overall AND careful about valuation risk. In keeping with our true investment orientation which focuses on longer term ownership of dynamic, inefficiently valued "good growing businesses", big weighting changes were not made. Within a portfolio typically having around seventy-five holdings, fifteen new positions were initiated in the fourth quarter, with additions made to nine existing ones.

We make particular note that our existing and new technology holdings are solidly profitable "real companies", which trade at reasonable, understandable multiples of earnings and revenues. They are innovative, strongly growing New Economy enablers that should benefit from the Internet revolution. However, they do not carry the seemingly irrational valuations of the pure-play Net names OR the embryonic business model risk either. New ideas outside the broadest technology definition, like our three new specialty retailers, were consciously selected for strong niche business models and little e-tailing threat. Further, many of our businesses have productive e-commerce strategies for which they are yet to receive investor credit. That lies ahead of us. The distraction factor

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                             REPORT FROM MANAGEMENT -- CONTINUED

coming from the boiling IPO arena and today's ultra narrow market psychology has so far prevented such recognition. This distraction factor should not be minimized when seeking to understand difficult comparative performance.

As to specific holdings, our best individual performers in the fourth quarter were technology stocks, mirroring the market's focus on all things technology related. During the quarter, eleven stocks in our portfolio appreciated more than 50% and were all in technology related businesses. These companies include RSA Security (e-commerce security software), Credence Systems (semiconductor test equipment), Micros Systems (computer point-of-sale systems for the hospitality industry), Progress Software (application development tools and software), and Veeco Instruments (precision instrumentation for disk drive and semiconductor production). Some of our newer positions outside of the technology sector also made significant moves. These names include Whitehall Jewelers (up 45%), Mastec (up 41%) and Callon Petroleum (up 38%).

As indicated earlier, most stocks outside technology of one form or another did nothing in the fourth quarter. Such narrowness is a real disadvantage to well diversified investors like Kalmar. Acknowledging that, some of our weaker performers in the quarter were in the energy sector, reflecting a short term drop in natural gas prices rather than company specific issues. We believe that the fundamental outlook for higher gas pricing remains very much on track and that our companies are productively building their reserves. Our weakest performer was Chirex, a contract manufacturing specialist to the pharmaceutical industry, that through no fault of its own experienced a dramatic shortfall in demand from Glaxo, its largest customer. Outsourcing among drug companies is gaining momentum and we believe that the stock price action in Chirex has been way overdone. Still, we are monitoring the company's fundamental outlook closely.

To create capital for new ideas (as well as to monetize tax losses), we eliminated a number of positions that no longer met our growth and profitability criteria, or were deemed less competitive than newer candidates. Among others, such sales included SLI, Analogic, Casey's General Stores, and Wabash National. We sold outright several highly appreciated holdings such as Family Dollar Stores and Whittman-Hart, and "peeled the onion" to bank partial profits on several extended technology names that we like long term. Recent additions to the portfolio include AnswerThink Consulting, Jack Henry & Associates, Cabletron and Shared Medical Systems. Furon, Worthington Foods, Genesys Telecom, and Unilab were bought away from us in takeovers. As discussed in prior Commentaries, this once again corroborates the go-forward potential among the many good, growing, undervalued small cap stocks we own.

In a year of moderate returns for Kalmar Fund Shareholders, by prudently harvesting losses and replacing them with new holdings offering greater potential return, we were able to fully offset both short and long term capital gains. Accordingly, despite your Fund's appreciation last year, you'll be happy to hear that there was no capital gains distribution at year end, and hence no associated current tax liability, unless you sold shares in 1999.

KALMAR "GROWTH-WITH-VALUE" METRICS AND OUTLOOK

Briefly as to valuation metrics, Kalmar's portfolio companies have generated 25.7% past five year earnings growth versus 27.7% and 8.2% for the Russell 2000 Growth and Value, respectively. Our internal research projects at least mid-20% future growth for our portfolio. Kalmar's trailing P/E ratio is only 24.5x versus 77.9X for the Russell 2000 Growth (which calculation EXCLUDES its many

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                             REPORT FROM MANAGEMENT -- CONTINUED

negative earnings companies) and 18.9x for the Russell 2000 Value. Future earnings growth for the Russell 2000 Growth may not be any stronger than Kalmar's and EPS growth from the Russell 2000 Value likely will remain in a low range. Thus, in keeping with the conscious intent of our style, your Fund offers what should prove to be a very compelling combination of "Growth-with-Value". Given three things, the unprecedented gap in valuations between tech and most everything non-tech among small stocks, the very large valuation differential between small and large cap stocks that should close, and the extremely narrow nature and extraordinary Net-related speculation in the market, Kalmar's investment approach should be a rewarding risk-adjusted prescription for appealing future returns. Just grant us a slightly broader market to operate in, please!

Best of luck to one and all, good wishes, and good health and prosperity in the New Year and New Millennium.



                                                  Yours sincerely,

                                                  /S/ Ford B. Draper

                                                  Ford B. Draper, Jr., President
                                                  Kalmar Investment Advisers




                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND GROWTH OF $10,000 VS. THE RUSSELL 2000 INDEX, THE RUSSELL 2000 VALUE INDEX AND THE LIPPER SMALL CAP FUND INDEX

         Kalmar Small Cap  Russell 2000   Russell 2000 Value   Lipper Small Cap
4/11/97      $10,000         $10,000            $10,000            $10,000
12/31/97     $14,635         $12,786            $13,114            $12,602
12/31/98     $13,514         $12,460            $12,268            $12,495
12/31/99     $14,325         $15,128            $12,086            $14,908


AVERAGE ANNUAL RETURNS
                                  1 Year         Since Inception*
                                ----------   ----------------------
Fund                               6.01%            14.09%
Russell 2000                      21.26%            16.40%
Russell 2000 Value                (1.49)%            7.20%
Lipper Small Cap                  20.17%            15.77%

*  The Fund commenced operations on April 11, 1997.

PLEASE BEAR IN MIND THAT INVESTING IN SMALL COMPANIES' STOCKS CAN INVOLVE HIGHER RISK AND VOLATILITY THAN THOSE OF LARGER COMPANIES. THE RUSSELL 2000 AND RUSSELL 2000 VALUE ARE UNMANAGED STOCK MARKET INDICES WITHOUT ANY ASSOCIATED EXPENSES AND THEIR RETURNS ASSUME THE REINVESTMENT OF ALL DIVIDENDS. THE LIPPER SMALL CAP FUND INDEX FROM INCEPTION TO AUGUST 31, 1999 IS AN UNWEIGHTED INDEX OF MUTUAL FUND PERFORMANCE WHICH CONSISTS OF THE AVERAGE RETURN OF THE 30 LARGEST SMALL CAP FUNDS. SINCE AUGUST 31, 1999 THE LIPPER SMALL CAP FUND INDEX IS CALCULATED USING A WEIGHTED AGGREGATE COMPOSITE INDEX FORMULA WHICH IS REBASED ANNUALLY. ALSO, PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES MAY FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. DISTRIBUTED BY PROVIDENT DISTRIBUTORS, INC.

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                                         SCHEDULE OF INVESTMENTS
                                                               DECEMBER 31, 1999

                                                                      MARKET
                                                                       VALUE
                                                     SHARES          (NOTE 2)
                                                   ----------        ----------

COMMON STOCK -- 97.9%
BUSINESS EQUIPMENT & SERV. -- 26.2%
         EQUIPMENT & SERVICES -- 21.5%
         Aaron Rents, Inc.(a) .....................   330,250      $  5,861,937
         Acxiom Corp.*(a) .........................   164,160         3,939,840
         Answerthink Consulting Group, Inc. * .....    14,000           479,500
         Armor Holdings, Inc. .....................   173,500         2,277,187
         Choicepoint, Inc.* .......................   136,800         5,660,100
         Cuno, Inc.*(a) ...........................   162,700         3,368,398
         Excel Technology, Inc.*(a) ...............   157,900         2,832,331
         F.Y.I., Inc.* ............................    90,000         3,060,000
         First Consulting Group* ..................   139,500         2,162,250
         Insight Enterprises, Inc.*(a) ............    86,425         3,511,016
         MAXIMUS, Inc.* ...........................    92,600         3,142,612
         NCO Group, Inc.* .........................   110,200         3,319,775
         RSA Security, Inc.* ......................    30,800         2,387,000
                                                                   ------------
                                                                     42,001,946
                                                                   ------------
         TIMESHARING & SOFTWARE -- 4.7%
         Best Software, Inc.* .....................    55,400         1,634,300
         Jack Henry & Associates, Inc. ............    30,000         1,610,625
         National Computer Systems, Inc.(a) .......   114,800         4,319,350
         RadiSys Corp.* ...........................    30,550         1,558,050
                                                                   ------------
                                                                      9,122,325
                                                                   ------------
         TOTAL BUSINESS EQUIPMENT & SERV. ...................        51,124,271
                                                                   ------------
CAPITAL GOODS -- 19.0%
         CAPITAL EQUIPMENT -- 4.7%
         Applied Power, Inc. (A Shares)(a) ........   158,395         5,821,016
         Shaw Group, Inc.* ........................   134,300         3,399,469
                                                                   ------------
                                                                      9,220,485
                                                                   ------------
         CONSTRUCTION MATERIALS -- 7.8%
         Insituform Technologies (A Shares)(a) ....   453,500        12,811,375
         Trex Company, Inc.* ......................    88,600         2,370,050
                                                                   ------------
                                                                     15,181,425
                                                                   ------------
         ELECTRICAL EQUIPMENT -- 5.0%
         C & D Technology, Inc. ...................    86,400         3,672,000
         Richardson Electronics, Ltd.(a) ..........   128,800           966,000
         Technitrol, Inc. .........................    82,600         3,675,700
         Vicor Corp.* .............................    32,700         1,324,350
                                                                   ------------
                                                                      9,638,050
                                                                   ------------
         METAL FABRICATION -- 1.5%
         Penn Engineering & Manufacturing Corp.(a)    128,800         2,982,525
                                                                   ------------
         TOTAL CAPITAL GOODS.................................        37,022,485
                                                                   ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund


                                            SCHEDULE OF INVESTMENTS -- CONTINUED
                                                               DECEMBER 31, 1999

                                                                      MARKET
                                                                       VALUE
                                                     SHARES          (NOTE 2)
                                                   ----------        ----------

CONSUMER DURABLES -- 1.0%
         HOUSEHOLD - MAJOR APPLIANCES -- 1.0%
         Watsco, Inc.(a) ..........................   176,200      $  2,037,312
                                                                   ------------
         TOTAL CONSUMER DURABLES.............................         2,037,312
                                                                   ------------
CONSUMER NON-DURABLES -- 3.1%
         APPAREL -- 0.8%
         Pacific Sunwear of California*(a) ........    50,850         1,636,734
                                                                   ------------
         FOOD & RELATED -- 2.3%
         Performance Food Group Co.*(a) ...........   119,000         2,900,625
         US Foodservice, Inc.*(a) .................    93,600         1,567,800
                                                                   ------------
                                                                      4,468,425
                                                                   ------------
         TOTAL CONSUMER NON-DURABLES.........................         6,105,159
                                                                   ------------
CONSUMER SERVICES -- 1.7%
         LEISURE TIME INDUSTRY -- 1.7%
         Lesco, Inc.(a) ...........................    89,775         1,526,175
         SCP Pool Corp.* ..........................    67,700         1,755,969
                                                                   ------------
         TOTAL CONSUMER SERVICES.............................         3,282,144
                                                                   ------------
ENERGY -- 5.4%
         PETROLEUM - DOMESTIC -- 4.2%
         Basin Exploration Inc.*(a) ...............    42,500           749,063
         Callon Petroleum Corp.* ..................    36,100           534,731
         Devon Energy Corp.* ......................    57,400         1,887,025
         Evergreen Resources, Inc.*(a) ............   149,200         2,946,700
         Stone Energy Corp.*(a) ...................    57,600         2,052,000
                                                                   ------------
                                                                      8,169,519
                                                                   ------------
         PETROLEUM - SERVICES -- 1.2%
         Weatherford International*(a) ............    60,500         2,416,219
                                                                   ------------
         TOTAL ENERGY........................................        10,585,738
                                                                   ------------
FINANCIAL SERVICES -- 4.9%
         BANKS -- 1.1%
         Doral Financial Corp.(a) .................   181,200         2,231,025
                                                                   ------------
         FINANCE COMPANIES -- 3.8%
         AmeriCredit Corp.*(a) ....................   401,200         7,422,200
                                                                   ------------
         TOTAL FINANCIAL SERVICES............................         9,653,225
                                                                   ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund


                                            SCHEDULE OF INVESTMENTS -- CONTINUED
                                                               DECEMBER 31, 1999

                                                                       MARKET
                                                                        VALUE
                                                      SHARES          (NOTE 2)
                                                    ----------        ----------

HEALTHCARE -- 3.9%
         HEALTHCARE - GENERAL -- 2.0%
         Dentsply International, Inc.(a) ..........   100,600      $  2,376,675
         Renal Care Group, Inc.*(a) ...............    62,275         1,455,678
                                                                   ------------
                                                                      3,832,353
                                                                   ------------
         HOSPITAL SUPPLY & MGMT -- 1.9%
         Shared Medical Systems Corp. .............    27,000         1,375,313
         Veterinary Centers of America, Inc.*(a) ..   186,400         2,399,900
                                                                   ------------
                                                                      3,775,213
                                                                   ------------
         TOTAL HEALTHCARE....................................         7,607,566
                                                                   ------------
RAW MATERIALS -- 4.4%
         CHEMICALS - SPECIALTY -- 4.4%
         Chirex, Inc.*(a) .........................    65,700           960,863
         Rogers Corp.*(a) .........................   105,600         4,039,200
         Spartech Corp.(a) ........................   112,000         3,612,000
                                                                   ------------
                                                                      8,612,063
                                                                   ------------
         TOTAL RAW MATERIALS.................................         8,612,063
                                                                   ------------
RETAIL -- 3.4%
         RESTAURANTS -- 1.2%
         Consolidated Products, Inc.*(a) ..........   227,026         2,298,635
                                                                   ------------
         RETAIL - SPECIALTY STORES -- 2.2%
         David's Bridal, Inc.* ....................   109,600         1,226,150
         Whitehall Jewellers, Inc.* ...............    83,300         3,071,688
                                                                   ------------
                                                                      4,297,838
                                                                   ------------
         TOTAL RETAIL........................................         6,596,473
                                                                   ------------
TECHNOLOGY -- 24.9%
         COMMUNICATIONS EQUIPMENT -- 8.0%
         C-Cube Microsystems, Inc.*(a) ............    66,700         4,152,075
         Cabletron Systems, Inc.* .................   106,000         2,756,000
         Inter-Tel, Inc.(a) .......................   100,500         2,512,500
         Mastec, Inc.* ............................    29,200         1,299,400
         Polycom, Inc. * ..........................    25,900         1,649,506
         Tekelec * ................................    94,200         2,119,500
         Tollgrade Communications, Inc.*(a) .......    31,100         1,072,950
                                                                   ------------
                                                                     15,561,931
                                                                   ------------
         COMPUTERS - PERIPHERALS -- 10.8%
         Apex Inc.* ...............................    68,400         2,205,900
         AXENT Technologies, Inc.* ................    42,000           882,000
         Benchmark Electronics, Inc.*(a) ..........   138,950         3,187,166
         Keane, Inc.* .............................    60,000         1,905,000
         Landmark Systems Corp.*(a) ...............   125,400         1,308,863
         Progress Software Corp. * ................    97,600         5,538,800
         SPSS, Inc.*(a) ...........................    79,100         1,997,275
         Systems & Computer Technology Corp.*(a) ..   255,410         4,150,413
                                                                   ------------
                                                                     21,175,417
                                                                   ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                            SCHEDULE OF INVESTMENTS -- CONTINUED
                                                               DECEMBER 31, 1999

                                                                       MARKET
                                                                       VALUE
                                                     SHARES          (NOTE 2)
                                                   ----------        ----------

         ELECTRONIC COMPONENTS -- 0.4%
         ATMI, Inc.*(a) ...........................    25,050      $    828,216
                                                                   ------------
         ELECTRONIC INSTRUMENTS -- 5.7%
         Artesyn Technologies, Inc.* ..............    84,600         1,776,600
         Credence Systems Corp.*(a) ...............    25,100         2,171,150
         MICROS Systems, Inc.* ....................    47,300         3,500,200
         Veeco Instruments, Inc.*(a) ..............    77,400         3,623,287
                                                                   ------------
                                                                     11,071,237
                                                                   ------------
         TOTAL TECHNOLOGY....................................        48,636,801
                                                                   ------------
         TOTAL COMMON STOCK
           (Cost $141,825,724) ..............................       191,263,237
                                                                   ------------

MONEY MARKET FUNDS -- 2.0%
         Sansom Street Fund - Money Market
           Portfolio .............................. 1,901,759         1,901,759
         Temp Cash Fund - Dollar Series ........... 1,901,760         1,901,760
                                                                   ------------
         TOTAL MONEY MARKET FUNDS
           (Cost $3,803,519) ......................                   3,803,519
                                                                   ------------

TOTAL INVESTMENTS
  (Cost $145,629,243)(DAGGER)-- 99.9% .......................       195,066,756


OTHER ASSETS AND LIABILITIES, NET-- 0.1% ....................           223,469
                                                                   ------------

NET ASSETS-- 100.0% .........................................      $195,290,225
                                                                   ============

*    Non-income producing security.

(a) Denotes a portion of the shares of the security were acquired through a transfer-in-kind exchange (See Note 2-Transfers-in-kind).

(DAGGER) The cost for Federal income tax purposes was $140,256,428. At December
     31, 1999, net unrealized appreciation was $54,810,328. This consisted of aggregate gross unrealized appreciation in which there was an excess of market value over tax cost of $58,410,366, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,600,038.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               DECEMBER 31, 1999

ASSETS:
Investments in securities, at market value
   (Cost $145,629,243).......................................... $195,066,756
Receivable for:
   Dividends and interest.......................................       47,818
   Investment securities sold...................................    1,655,630
Other assets....................................................       22,818
                                                                 ------------
   Total Assets.................................................  196,793,022
                                                                 ------------

LIABILITIES:
Payables for:
   Investment securities purchased..............................      788,038
Capital shares redeemed.........................................      495,720
Due to Adviser..................................................      165,226
Accrued expenses................................................       53,813
                                                                 ------------
   Total Liabilities............................................    1,502,797
                                                                 ------------
NET ASSETS...................................................... $195,290,225
                                                                 ============

NET ASSETS CONSISTED OF:
Shares of beneficial interest................................... $    145,578
Additional paid-in capital......................................  147,013,371
Accumulated net realized loss on investments....................   (1,306,237)
Net unrealized appreciation on investments......................   49,437,513
                                                                 ------------

NET ASSETS FOR 14,557,781 SHARES OUTSTANDING.................... $195,290,225
                                                                 ============

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE
   ($195,290,225/14,557,781 outstanding shares of beneficial
   interest, $0.01 par value)...................................       $13.41
                                                                       ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                                         STATEMENT OF OPERATIONS

                                                               FOR THE FISCAL
                                                                 YEAR ENDED
                                                              DECEMBER 31, 1999
                                                             ------------------
INVESTMENT INCOME:
   Dividends.....................................................$    576,403
   Interest......................................................     396,518
                                                                 ------------
   Total Income..................................................     972,921
                                                                 ------------

EXPENSES:
   Advisory fee..................................................   2,056,012
   Accounting fee (Note 4).......................................      81,121
   Administration fee (Note 4)...................................     230,601
   Transfer agent fee............................................      38,629
   Custodian fee.................................................      24,641
   Audit.........................................................      20,550
   Legal.........................................................      27,657
   Shareholder reports...........................................      26,178
   Registration fee..............................................      19,353
   Trustee's fees................................................      15,501
   Amortization of organizational expense........................       5,800
   Miscellaneous.................................................      22,577
                                                                 ------------
      Total expenses.............................................   2,568,620

NET INVESTMENT LOSS..............................................  (1,595,699)
                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investment transactions.................. (10,898,308)
   Net change in unrealized appreciation of investments..........  20,242,609
                                                                 ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..................   9,344,301
                                                                 ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............$  7,748,602
                                                                 ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE FISCAL        FOR THE FISCAL
                                                                       YEAR ENDED            YEAR ENDED
                                                                    DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                   ------------------     -----------------
OPERATIONS:
   Net investment loss........................................        $ (1,595,699)          $ (1,253,233)
   Net realized loss on investment transactions...............         (10,898,308)            (8,108,156)
   Change in net unrealized appreciation (depreciation)
      on investments..........................................          20,242,609            (13,132,422)
                                                                      ------------           ------------
      Net increase (decrease) in net assets resulting
         from operations......................................           7,748,602            (22,493,811)
                                                                      ------------           ------------

SHARE TRANSACTIONS (a):
   Receipt from shares sold...................................          11,587,727             52,930,125
   Receipt from securities transferred in-kind................             439,086             12,088,879
   Shares redeemed............................................         (62,024,827)           (31,692,013)
                                                                      ------------           ------------
      Net increase (decrease) in net assets from Fund
         share transactions...................................         (49,998,014)            33,326,991
                                                                      ------------           ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS.......................         (42,249,412)            10,833,180

NET ASSETS:
   Beginning of period........................................         237,539,637            226,706,457
                                                                      ------------           ------------
   End of period..............................................        $195,290,225           $237,539,637
                                                                      ============           ============

(a) TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST WERE:
   Shares sold................................................             958,049              3,922,701
   Shares issued in exchange for securities transferred
      in kind (Note 2)........................................              40,431                851,608
   Shares redeemed............................................          (5,215,705)            (2,552,941)
                                                                      ------------           ------------
   Net increase (decrease) in shares..........................          (4,217,225)             2,221,368

   Shares outstanding - Beginning balance.....................          18,775,006             16,553,638
                                                                      ------------           ------------
   Shares outstanding - Ending balance........................          14,557,781             18,775,006
                                                                      ============           ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                FOR THE PERIOD
                                                       FOR THE FISCAL      FOR THE FISCAL    APRIL 11, 1997(DAGGER)
                                                         YEAR ENDED          YEAR ENDED             THROUGH
                                                      DECEMBER 31, 1999   DECEMBER 31, 1998     DECEMBER 31, 1997
                                                      -----------------   -----------------   ---------------------
Net asset value at beginning of period...........            $12.65             $13.70             $10.00
                                                             ======             ======             ======
INVESTMENT OPERATIONS
Net investment income............................             (0.11)             (0.07)             (0.04)
Net realized and unrealized gain (loss) on
   investments...................................              0.87              (0.98)              4.66
                                                             ------             ------             ------
      Total from investment operations...........              0.76              (1.05)              4.62
                                                             ------             ------             ------
DISTRIBUTIONS
From net realized gain on investments............                --                 --              (0.57)
In excess of net realized gain on investments....                --                 --              (0.35)
                                                             ------             ------             ------
      Total distributions........................                --                 --              (0.92)
                                                             ------             ------             ------
Net asset value at end of period.................            $13.41             $12.65             $13.70
                                                             ======             ======             ======
Total return.....................................             6.01%            (7.66)%             46.35%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses......................................             1.25%              1.24%             1.25%*(DOUBLE DAGGER)
   Net investment income.........................           (0.78)%            (0.52)%           (0.51)%*(DOUBLE DAGGER)
Portfolio turnover rate..........................            52.49%             27.41%             34.39%
Net assets at end of period (000 omitted)........          $195,290           $237,540           $226,706


*    Annualized.

(DAGGER) Commencement of Operations.

(DOUBLE DAGGER) Rodney Square Management Corporation, the Fund's prior administrator and accounting agent, waived a portion of its administration and accounting fees for the period ended December 31, 1997. If these expenses had been incurred by the Fund, the annualized ratio of expenses to average daily net assets for the period ended December 31, 1997 would have been 1.32%.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                                   NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND. The Kalmar "Growth-With-Value" Small Cap Fund (the "Fund") is the first series of Kalmar Pooled Investment Trust (the "Trust"), a Delaware business trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

2.  SIGNIFICANT   ACCOUNTING  POLICIES.  The  following  is  a  summary  of  the significant accounting policies of the Fund.

SECURITY VALUATION. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees. There were no such securities valued by the Board of Trustees on December 31, 1999.

FEDERAL INCOME TAXES. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 1999, a net investment loss of $1,595,699 and a $11,343,032 book realized capital loss was reclassified into paid in capital. The $11,343,032 book realized capital loss reclassified into paid in capital was due to a permanent difference between the tax realized capital gain of $444,724 and book realized capital loss of $10,898,308. This permanent difference was the result of securities being sold that had a permanent book and tax cost basis difference, which was caused by transfers in-kind (see "transfers in-kind"). The Fund has capital loss carryforwards of $1,199,555 and $39,155, which expire on December 31, 2006 and December 31, 2007, respectively, available to offset future capital gains. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

DEFERRED ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                                   NOTES TO FINANCIAL STATEMENTS

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

TRANSFERS IN-KIND. During the fiscal year ended December 31, 1999, certain shareholders transferred securities in exchange for Fund shares. These exchanges were conducted on a taxable basis, whereby for both generally accepted accounting principles and tax purposes the cost of the securities transferred in-kind to the Fund is equal to the market value of such securities on their respective dates of contribution to the Fund. Upon the Fund's commencement of investment operations, a number of separately managed accounts managed by Kalmar Investment Advisers, transferred appreciated securities in exchange for Fund shares. These exchanges were conducted on a tax free basis, whereby for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the Fund is equal to the market value of such securities on their respective dates of contribution to the Fund. For tax purposes, the cost of those securities transferred in-kind to the Fund is equal to the historical cost of those securities to the contributing party. The result is a permanent difference between book cost and tax cost to the Fund. This permanent book/tax difference will cause a difference in book realized capital gains and losses and tax realized capital gains and losses. These differences will be reclassified into paid in capital.

OTHER. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the fiscal year ended December 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

              Purchases ..................................     $103,875,755*
              Sales ......................................      137,576,588
              * Includes securities transferred in-kind of $439,086

4. INVESTMENT ADVISORY FEE AND OTHER SERVICES. The Fund employs Kalmar Investment Advisers as its investment adviser (the "Adviser"). Pursuant to an Investment Advisory agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the officers and Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company, serves as administrator to the Fund. As Administrator, PFPC is responsible for services such as budgeting, maintaining federal registration of the Fund's shares, financial reporting, compliance monitoring and corporate management.

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                      NOTES TO FINANCIAL STATEMENTS -- CONTINUED

PFPC determines the net asset value per share of the Fund and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Trust.

PFPC serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Agreement with the Trust on behalf of the Fund.

PFPC Trust Company serves as Custodian of the assets of the Fund pursuant to a Custody Agreement with the Trust.

Certain Trustees and officers of the Trust are also officers of the Adviser. Such Trustees and officers are not paid any fees by the Trust for serving as Trustees or officers of the Trust.

              KALMAR
              POOLED
          INVESTMENT
               TRUST
          ----------

 "Growth-with-Value"
     Small Cap Fund

                                               REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kalmar "Growth-With-Value" Small Cap Fund, a series of Kalmar Pooled Investment Trust (The "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP


2400 Eleven Penn Center
Philadelphia, PA 19103
January 21, 2000

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


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               INVESTMENT ADVISER
                           KALMAR INVESTMENT ADVISERS
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                       (WEBSITE)WWW.KALMARINVESTMENTS.COM


                                   UNDERWRITER
                          PROVIDENT DISTRIBUTORS, INC.
                     FOUR FALLS CORPORATE CENTER, 6TH FLOOR
                        WEST CONSHOHOCKEN, PA 19428-2961


                              SHAREHOLDER SERVICES
                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809


                                    CUSTODIAN
                               PFPC TRUST COMPANY
                                200 STEVENS DRIVE
                                LESTER, PA 19113


                                  LEGAL COUNSEL
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                               18TH & ARCH STREETS
                           PHILADELPHIA, PA 19103-2799


                                    AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                             2400 ELEVEN PENN CENTER
                             PHILADELPHIA, PA 19103

                         KALMAR POOLED INVESTMENT TRUST
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                              (PHONE) 302-658-7575
                               (FAX) 302-658-7513
                       (WEBSITE)WWW.KALMARINVESTMENTS.COM


KL06 - 12/99